Exhibit 10.2

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of September 1, 2016 (“Effective Date”), by and between STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company (“Purchaser”), and BRISTOL METALS, LLC, a Tennessee limited liability company, SPECIALTY PIPE & TUBE, INC., a Delaware corporation, PALMER OF TEXAS TANKS, INC., a Texas corporation, MANUFACTURERS SOAP & CHEMICAL COMPANY, a Tennessee corporation, MANUFACTURERS CHEMICALS, LLC, a Tennessee limited liability company, and SYNALLOY CORPORATION, a Delaware corporation (individually or collectively, as the context may require, “Seller”). Except as otherwise expressly defined herein, capitalized terms will have the meanings set forth on Exhibit A attached hereto and incorporated herein by this reference. For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereby mutually covenant and agree as follows:
ARTICLE I

PURCHASE OF PROPERTIES
Section 1.01.     Agreement to Purchase. Purchaser agrees to purchase, and Seller agrees to sell, in accordance with the terms, conditions and stipulations set forth in this Agreement (the “Transaction”), all of Seller’s right, title and interest in and to (a) the parcel or parcels of real property, as more particularly described on Exhibit B attached hereto, and any and all improvements thereon and appurtenances thereto (collectively, the “Real Property”); (b) all fixtures affixed thereto; (c) all plans, specifications and studies pertaining to the Real Property in Seller’s possession or under its control; (d) all mineral, oil and gas rights, water rights, sewer rights and other utility rights allocated to the Real Property; and (e) all easements, licenses, privileges and other property interests belonging or appurtenant to the Real Property (all of the foregoing items in clauses (a) through (e) above, now or hereafter existing, individually, a “Property”, and collectively, the “Properties”).
Section 1.02.     Purchase Price. The aggregate purchase price to be paid by Purchaser to Seller for the Properties is $22,000,000 (the “Purchase Price”). The Purchase Price shall be paid by Purchaser in immediately available federal funds at Closing.
Section 1.03.     Lease of Properties. On or before the Closing Date, Lessee and Purchaser shall agree upon the Master Lease Agreement, pursuant to which Purchaser shall lease the Properties to Lessee, at the rent and pursuant to the terms and conditions contained therein (the “Lease”).
Section 1.04.     Prorations. In view of the subsequent lease of the Properties to Lessee pursuant to the Lease and Lessee’s obligations thereunder, there shall be no proration of insurance, real estate taxes, special assessments, utilities or any other costs directly related to the Properties between Seller and Purchaser at Closing. All real and personal property, taxes and assessments and utilities relating to the Properties which are due and payable on or prior to the Closing Date shall be paid by Seller at or prior to Closing, and all other taxes and assessments shall be paid by Lessee in accordance with the terms of the Lease.
Section 1.05.     Transaction Costs. Subject to Section 6.02(a) below, (a) Seller shall be responsible for the payment of all Transaction Costs incurred by Seller and Purchaser in connection with the Transaction up to $75,000.00 in the aggregate; (b) Purchaser shall be responsible for all Transaction Costs incurred by Seller and Purchaser in connection with the Transaction in excess of $75,000.00; and (c) Seller and Purchaser shall each be responsible for the payment of the fees and expenses of their respective legal counsel, accountants and other professional advisers (“Professional Fees”).
The provisions of this Section shall survive Closing or termination of this Agreement for any reason.

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

ARTICLE II

DUE DILIGENCE
Section 2.01.     Title Insurance.
(a)    Title Commitments and Title Policies. Purchaser shall promptly order owner’s title insurance commitments (collectively, the “Title Commitments”) with respect to the Properties issued by the Title Company, for ALTA Owner’s Extended Coverage Title Insurance Policies or, in the case of Texas Property, the Texas equivalent, together with any endorsements, that Purchaser may reasonably require (collectively, the “Title Policies”). Purchaser shall provide the Title Company with the title policies for the Properties insuring Seller’s title and request reissue credit, if available. Purchaser shall cause copies of the Title Commitments, all exception documents, and all related Surveys to be delivered to Seller no later than the date upon which Purchaser delivers its Title Objection for the Properties, which shall be no later than 3:00 p.m. MST/5:00 p.m. EST 21 days after the Effective Date unless otherwise agreed by the parties. All costs related to the Title Policies, escrow fees and other closing costs shall be included in Transaction Costs, payable as set forth in Section 1.05.
(b)    Title Company. The Title Company is hereby employed by the parties to act as escrow agent in connection with this Transaction. This Agreement shall be used as instructions to the Title Company, as escrow agent, which may provide its standard conditions of acceptance of escrow; provided, however, that in the event of any inconsistency between such standard conditions of acceptance and the terms of this Agreement, the terms of this Agreement shall prevail. The Title Company’s receipt of this Agreement and the opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of the Title Company’s agreement to be bound by the terms and conditions of this Agreement pertaining to the Title Company.
(c)    Title Company Actions. The Title Company is authorized to pay, from any funds held by it for each party’s respective credit, all amounts necessary to procure the delivery of any documents required by this Agreement to be delivered and to pay, on behalf of Purchaser and Seller, all charges and obligations payable by them hereunder, respectively. Seller and Purchaser will pay all charges payable by them pursuant to this Agreement to the Title Company. The Title Company shall not cause the Transaction to close unless and until it has received written instructions from Purchaser and Seller to do so. The Title Company is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of Seller and Purchaser or to interplead such documents and/or funds in an action brought in any such court. Deposit by the Title Company of such documents and funds, after deducting therefrom its reasonable charges, expenses and attorneys’ fees incurred in connection with any such court action, shall relieve the Title Company of all further liability and responsibility for such documents and funds.
(d)    Title Objections.
(i)    Within seven (7) days after the Purchaser’s receipt of both a Title Commitment and the related Survey for each Property, Purchaser shall notify Seller in writing of Purchaser’s objection to any exceptions or other title matters shown on any Title Commitment or the related Survey (each, a “Title Objection”). At least five (5) days prior to the Closing Date, Seller shall notify Purchaser whether it will attempt to cure the Title Objections and which, if not all, Title Objections it will attempt to cure. Based on Seller’s response, Purchaser may elect to (A) give Seller additional time to cure, and the parties will delay Closing for the period of time necessary for Seller to attempt to cure, not to exceed 30 days beyond the original Closing Date, (B) terminate the Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination; or (C) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an adjustment to the Purchase Price, as agreed upon by Purchaser and Seller, and proceed to close with respect to the remaining Properties. If Purchaser elects to have Seller attempt to cure the Title Objections that Seller agreed to address, Seller shall have the option to extend the Closing Date -- and the parties shall execute an amendment to this Agreement to that effect -- up to 30 days in order to cure such of those Title Objections Seller has agreed to

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

cure. If Seller is unable to cure those Title Objections it has agreed to cure within the agreed-upon time period, then Purchaser shall have the option, as its sole remedy, upon written notice to Seller on or before the amended Closing Date, to (A) terminate this Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination; or (B) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an adjustment to the Purchase Price, as agreed upon by Purchaser and Seller, and proceed to close with respect to the remaining Properties.
(ii)    If any supplement to a Title Commitment or the related Survey discloses any additional title defects which were not created by or with the consent of Purchaser, and which are not acceptable to Purchaser, Purchaser shall notify Seller in writing of its objection thereto (each, an “Additional Title Objection”) within five (5) days following receipt of such supplement or revision. If any Additional Title Objection is not removed or resolved by Seller to Purchaser’s satisfaction at least five (5) days prior to the Closing Date, then Purchaser shall have the option, as its sole remedy, to (A) terminate this Agreement upon written notice to Seller on or before the Closing Date, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination; or (B) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an appropriate adjustment to the Purchase Price, and proceed to close with respect to the remaining Properties.
(iii)    Purchaser’s failure to timely deliver a Title Objection or an Additional Title Objection shall be deemed Purchaser’s acceptance of the matters disclosed by the Title Commitments and the related Surveys. If Purchaser does not terminate this Agreement by reason of any Title Objection or Additional Title Objection, as provided in this Section 2.01, then such Title Objection or Additional Title Objection shall be deemed waived and approved by Purchaser and shall thereafter be deemed a Permitted Encumbrance.
Section 2.02.     Seller Documents. With reasonable promptness, but in no event later than three (3) Business Days following the Effective Date, Seller shall deliver to Purchaser the following items to the extent the same exist and are in Seller’s possession or under its control (collectively, the “Seller Documents”): (a) all surveys related to the Properties; (b) all environmental reports related to the Properties (including without limitation, Phase I and Phase II environmental investigation reports); (c) all appraisals or valuations related to the Properties; (d) all guaranties and warranties in effect with respect to all or any portion of the Properties; (e) financial statements of the Seller Entities and unit-level financial statements for the previous three years; (f) all property condition reports related to the Properties; and (g) all other documents related to the ownership, lease and operation of the Properties, and reasonably requested by Purchaser. Notwithstanding the previous sentence, as of the Effective Date, Seller has provided to Purchaser all Seller Documents in its possession.
Section 2.03.     Survey. Purchaser shall order a current ALTA/ACSM “as built” survey as required for each Property from one or more surveyors selected by Purchaser (collectively, the “Surveys”), together with (a) evidence reasonably satisfactory to Purchaser that each Property fully complies with all zoning ordinances of the Governmental Authority having jurisdiction over each Property (“Zoning Evidence”) (except in the case of Texas Property not subject to zoning), and (b) evidence reasonably satisfactory to Purchaser that none of the Properties is within a 100-year flood plain or a “Special Flood Hazard Area” as designated by the Federal Emergency Management Agency. Purchaser shall provide to the surveyors the Seller’s surveys of the Properties. The Surveys shall show all improvements and shall plot all exceptions shown on the applicable Title Commitment (to the extent plottable), certified in favor of Purchaser, any requested Affiliate of Purchaser and Title Company in a manner reasonably acceptable to Purchaser and prepared in accordance with the appropriate “ALTA/ACSM” minimum standards. The cost of the Surveys shall be included in Transaction Costs, payable as set forth in Section 1.05.
Section 2.04.     Environmental. Purchaser shall order a current complete Phase I environmental investigation report for each of the Properties for which Seller has not provided a current Phase I and update to any current Phase I provided by Seller (provided that the engineer can deliver an updated Phase I in a timely manner and at a cost savings), and if any environmental investigation report recommends additional subsurface investigation of any Property, Seller shall permit Purchaser to perform such additional subsurface investigation (each Phase I environmental investigation report and each additional subsurface investigation report, an “Environmental Report”),

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

from an environmental inspection company selected by Purchaser, detailing and analyzing certain aspects of any such Property; provided, however, that, notwithstanding the foregoing, if Seller fails or refuses to permit any such additional subsurface investigation or is unwilling to obtain environmental insurance providing coverage acceptable to Purchaser in its sole discretion, Seller shall be deemed to have elected to terminate this Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination. The cost of the Environmental Reports shall be included in Transaction Costs, payable as set forth in Section 1.05.
Section 2.05.     Valuation. Purchaser shall order current site inspections and valuations of the Properties, separately stating values for the Real Property and improvements for each of the Properties, from one or more parties selected by Purchaser (each a “Valuation”, and collectively, the “Valuations”). Purchaser shall provide to the appraisers any existing appraisals provided as part of the Seller’s Documents. Each Valuation shall be in form and substance acceptable to Purchaser, and shall be certified to Purchaser and any requested Affiliate of Purchaser. The cost of the Valuations shall be included in Transaction Costs, payable as set forth in Section 1.05.
Section 2.06.     Property Condition Reports. Purchaser shall order current property condition assessments and limited compliance audits as required for the Properties from one or more inspection companies selected by Purchaser (collectively, the “Property Condition Reports”). Purchaser shall provide to the inspection companies any existing property condition reports provided as part of the Seller’s Documents. Each Property Condition Report shall be in form and substance acceptable to Purchaser, and shall be certified to Purchaser and any requested Affiliate of Purchaser. The cost of the Property Condition Reports shall be included in Transaction Costs, payable as set forth in Section 1.05.
Section 2.07.     Inspections.
(a)    Inspection Period. From the Effective Date and for a period of thirty (30) days thereafter, during normal business hours and after reasonable advance notice (the “Inspection Period”), (a) Purchaser may perform whatever investigations, tests and inspections (collectively, the “Inspections”) with respect to any one or more of the Properties that Purchaser deems reasonably appropriate; and (b) Seller shall, at all reasonable times, (i) provide Purchaser and Purchaser’s officers, employees, agents, advisors, attorneys, accountants, architects, and engineers with access to the Properties, all drawings, plans, specifications and all engineering reports for and relating to the Properties in the possession or under the control of Seller, the files and correspondence relating to the Properties, and the financial books and records relating to the ownership, lease (if applicable), operation, and maintenance of the Properties, and (ii) allow such Persons to make such inspections, tests, copies, and verifications as Purchaser considers necessary. Purchaser shall provide Seller at least one Business Days’ notice in writing or by telephone in advance of its entry upon the Property for purposes other than visual inspections. No advance notice shall be required for visual inspections of the Property. Purchaser shall not make or perform any borings or other physically invasive or destructive tests without Seller’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Telephone notices, when permitted, shall be given to the applicable Seller’s representative for the affected Property, as follows (the “Property Representatives”):
Bristol and Palmer: Kyle Pennington, kpennington@brismet.com, (423) 989-4705
Specialty (Houston and Ohio): Kyle Pennington, kpennington@brismet.com,
(423) 989- 4705; Steve Baroff, sbaroff@specialtypipe.com, (303) 505-8262 ext. 102
MC and CRI: Greg Gibson, gibbon@synalloy.com, (423) 476-6518 ext. 2265
(b)    Insurance. Prior to any entry onto the Properties, Purchaser shall ensure that each of Purchaser’s representatives and vendors maintains comprehensive general liability insurance with commercially reasonable coverage considering the activities of such party.

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

(c)    Purchaser’s Indemnity. Purchaser shall not make any physical changes to the Property (other than soil borings as reasonably approved by Seller) and shall indemnify and hold harmless Seller from and against (i) all physical damage to the Property caused by Purchaser’s tests and investigations, (ii) all loss, liability or damage suffered or incurred by Seller arising out of or resulting from injury or death to individuals or damage to personal property caused by the tests and investigations conducted by, or at the direction of, Purchaser, and (iii) all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to the foregoing, except to the extent (in each case) such loss, liability or damage arises out of Seller’s negligence or intentional acts or omissions. Purchaser’s obligations to indemnify Seller pursuant to this Section 2.07(c) and Purchaser’s obligations to return the Information to Seller pursuant to Section 2.08 shall survive the termination of this Agreement.
(d)    Confidentiality. Prior to the Closing, Purchaser shall hold all information concerning the Property obtained by Purchaser (the “Information”) in confidence and shall not at any time disclose or permit the disclosure of the Information to any Person without Seller’s prior written consent provided, however, Purchaser shall at all times be allowed to disclose or permit the disclosure of the Information in furtherance of any reasonable business purpose designed to aid Purchaser in its decision to purchase the Property. Notwithstanding the foregoing, (i) Purchaser may disclose the Information to its legal counsel, accountants, lenders, existing and prospective investors, consultants, advisors and other Persons who need to review the Information in connection with Purchaser’s evaluation and purchase of the Property in accordance with the terms of this Agreement, (ii) the provisions of this Section 2.07(d) shall not apply to any portions of the Information that (a) were rightfully and without restriction known to Purchaser prior to disclosure hereunder, (b) are independently developed by Purchaser without reliance on any Information, or (c) are available from public sources other than through the actions of Purchaser or its agents, and (iii) Purchaser may disclose the Information to the extent that such disclosure is required by law, regulation or court order, but Purchaser first shall provide written notice thereof to Seller. Neither Seller nor Purchaser shall make any public announcements concerning the sale of the Properties pursuant to this Agreement without first obtaining the prior written consent of the other except that Purchaser may make any disclosures required by applicable law, court order or Governmental Authority.
Section 2.08.     Purchaser’s Right to Terminate. Notwithstanding any provision contained herein, in addition to its right to terminate this Agreement as set forth in Section 2.01(d), if (a) Purchaser determines, in its sole discretion, that any Property is not satisfactory, and Purchaser provides written notice thereof to Seller on or before expiration of the Inspection Period, or (b) Purchaser and Lessee are unable to agree upon the terms and conditions of the Lease as provided in Section 1.03, or (c) Purchaser fails to obtain the approval of any material change to the terms of the Transaction from Purchaser’s Investment Committee prior to Closing, then Purchaser shall have the option to (i) terminate this Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination, or (ii) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an appropriate adjustment to the Purchase Price, if an adjustment can be agreed upon by Seller and Purchaser, and proceed to close with respect to the remaining Properties. If this Agreement is terminated for any reason by either party, Purchaser agrees, within 15 days after the date of termination to deliver to Seller copies of all title reports, title commitments, surveys, written geotechnical engineering reports and written environmental reports prepared by third parties for Purchaser during the period of time in which this Agreement is in effect provided that Seller pays all costs due in accordance with Section 1.05, and to return to the Seller all written materials concerning the Property previously delivered by Seller to Purchaser pursuant to this Agreement or otherwise. All third party reports and studies shall be delivered to Seller for information only without any right to rely thereon and without any representation or warranty of any type.
ARTICLE III

CLOSING
Section 3.01.     Closing Date. Subject to the provisions of Article V of this Agreement, the closing date of the Transaction contemplated by this Agreement (the “Closing”) shall be set by mutual agreement of Seller and Purchaser

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

(the “Closing Date”); provided, however, that the Closing Date shall not extend beyond the Closing Deadline. The parties shall deposit with the Title Company all documents (including without limitation, the executed Transaction Documents) as necessary to comply with the parties’ respective obligations hereunder on or before the Closing Date or as otherwise mutually agreed upon by the parties. The parties shall deposit all funds required hereunder with the Title Company on or before the Closing Date.
Section 3.02.     Funding. Notwithstanding any provision contained in this Agreement, funding of the Transaction by Purchaser shall be contingent upon the delivery of the executed Transaction Documents, satisfaction of the conditions precedent set forth herein and in the other Transaction Documents, and confirmation by Purchaser’s counsel that it or the Title Company has possession of all Transaction Documents required by Purchaser.
Section 3.03.     Possession. Possession of the Properties, free and clear of all tenants or other parties in possession, except in accordance with the Lease, shall be delivered to Purchaser on the Closing Date.

ARTICLE IV
REPRESENTATIONS WARRANTIES AND COVENANTS
Section 4.01.     Seller. Each Seller represents and warrants to, and covenants with, Purchaser as follows:
(a)    Organization and Authority. Seller is duly organized or formed, validly existing and in good standing under the laws of its state of formation or incorporation, and is qualified as a foreign entity to do business in any jurisdiction where such qualification is required. Seller has all requisite power and authority to own and operate the Properties, to execute, deliver and perform its obligations under this Agreement and all of the other Transaction Documents, and to carry out the Transaction. The Person who has executed this Agreement on behalf of Seller has been duly authorized to do so.
(b)    Enforceability of Documents. Upon execution by Seller, this Agreement and the other Transaction Documents to which it is a party, shall constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally, or by general equitable principles.
(c)    No Other Agreements and Options. None of the Seller Entities or any Property is subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would (i) prevent Seller from completing, or impair Seller’s ability to complete, the sale of the Properties under this Agreement or the subsequent lease of the Properties pursuant to the Lease, or (ii) bind Purchaser subsequent to consummation of the Transaction. Except as otherwise disclosed by Seller in writing to Purchaser, there is no lease in place, nor has there been any lease in place within the last twelve (12) months of the Effective Date, related to all or any part of any Property, even if any such lease will be terminated upon Closing.
(d)    No Violations. The authorization, execution, delivery and performance of this Agreement and the other Transaction Documents will not (i) violate any provisions of the any applicable organizational or other charter documents of Seller, (ii) result in a violation of or a conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under any other document, instrument or agreement to which Seller is a party or by which Seller, the Properties or any of the property of Seller are subject or bound, (iii) result in the creation or imposition of any Lien, restriction, charge or limitation of any kind, upon Seller or the Properties, or (iv) violate any law, statute, regulation, rule, ordinance, code, rule or order of any court or Governmental Authority applicable to Seller or the Properties.
(e)    Compliance. To Seller’s actual knowledge, Seller’s and Lessee’s use and occupation of the Properties, and the condition thereof, is not in legal violation of any (i) applicable statutes, regulations, rules,

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over the Properties, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, the Americans With Disabilities Act of 1990, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to the Properties or the Seller Entities (collectively, the “Legal Requirements”), (ii) all restrictions, covenants and encumbrances of record with respect to the Properties, and (iii) all agreements, contracts, insurance policies (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies), agreements and conditions applicable to the Properties or the ownership, operation, use or possession thereof. No Seller Entity has received any notification that it or any Property is in violation of any of the foregoing, including without limitation, the Legal Requirements.
(f)    Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Without in any way limiting the provisions of Section 4.01(e), Seller, and to the best of Seller’s knowledge, each of the Seller Entities is not currently identified on the OFAC List, and is not a Person with whom a citizen of the United States is prohibited from engaging in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or executive order of the President of the United States.
(g)    Litigation. There is no legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or involving or, to the best of Seller’s knowledge, threatened against, Seller, the Seller Entities or any of the Properties before any Governmental Authority, except as has been disclosed in writing by Seller, which in any way adversely affects or may adversely affect any of the Properties, the business performed and to be performed on the Properties, the condition, worth or operations of any of the Seller Entities, or the ability of any of the Seller Entities to perform under this Agreement or any other Transaction Documents, or which questions or challenges any of the Seller’s Entities’ participation in the Transaction contemplated by this Agreement or any other Transaction Document.
(h)    No Mechanics’ Liens. There are no outstanding accounts payable, mechanics’ liens, or rights to claim a mechanics’ lien in favor of any materialman, laborer, or any other Person in connection with labor or materials furnished to or performed on any portion of the Properties, which will not have been fully paid for on or before the Closing Date or, to Seller’s knowledge, which might provide the basis for the filing of such liens against the Properties or any portion thereof. No work has been performed or is in progress nor have materials been supplied to the Properties or agreements entered into for work to be performed or materials to be supplied to any of the Properties prior to the date hereof, which will not have been fully paid for on or before the Closing Date or which might provide the basis for the filing of such liens against the Properties or any portion thereof. Seller shall be responsible for any and all claims for mechanics’ liens and accounts payable that have arisen or may subsequently arise due to agreements entered into for and/or any work performed on, or materials supplied to any of the Properties prior and subsequent to the Closing Date, and Seller shall and does hereby agree to defend, indemnify and forever hold Purchaser and Purchaser’s designees harmless from and against any and all such mechanics’ lien claims, accounts payable or other commitments relating to the Properties.
(i)    Condemnation. No condemnation or eminent domain proceedings affecting any Property have been commenced or, to the best of Seller’s knowledge, are contemplated.
(j)    Licenses and Permits. Seller possesses, and upon Closing, Lessee will possess, all required licenses, permits and other authorizations, both governmental and private, presently required by applicable provisions of law, including statutes, regulations and existing judicial decisions, and by the property and contract rights of third persons, necessary to permit the operation of the business in the manner in which it presently is conducted at the Properties.
(k)    Intellectual Property. Seller possesses, and upon Closing, Lessee will possess and have the right to use all intellectual property, licenses and other rights as are material and necessary for the conduct of business at the Properties.

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

(l)    Environmental.
(i)    To Seller’s actual knowledge, the Properties are not in violation of any Hazardous Materials Laws and there is no past or present non‑compliance with Hazardous Materials Laws, or with permits issued pursuant thereto, in connection with the Properties.
(ii)    No Seller Entity has received any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Materials or USTs, or remediation thereof, of possible liability of any Person (including without limitation, Lessee) pursuant to any Hazardous Materials Law, other environmental conditions in connection with the Properties, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing.
(m)    Financial Statements. The financial statements concerning the Seller Entities delivered by or on behalf of Seller to Purchaser are true, correct and complete in all respects, and no adverse change has occurred with respect to such financial statements, since the date such financial statements were prepared or delivered to Purchaser. Seller understands that Purchaser is relying upon such financial statements and Seller represents that such reliance is reasonable. All such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and accurately reflect, as of the date of this Agreement and the Closing Date, the financial condition of each individual or entity to which they pertain.
(n)    Solvency. There is no contemplated, pending or threatened Insolvency Event or similar proceedings, whether voluntary or involuntary, affecting the Seller Entities, or to Seller’s knowledge, any of their respective members, partners, shareholders, or Affiliates.
(o)    Satisfaction of Conditions Precedent. From the Effective Date through the Closing Date, Seller shall use its best efforts to satisfy all conditions set forth in Section 5.01 of this Agreement on or prior to the Closing Date.
(p)    No Bankruptcy Petition. Seller hereby agrees that it shall not institute against, or join any other Person in instituting against, Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law. The provisions of this Section shall survive the Closing or termination of this Agreement. Notwithstanding the foregoing, the provisions of this Section shall in no way limit any other rights Seller may have with respect to this Agreement, either at law or in equity.
(q)    State Bulk Sales Statutes. Seller represents and warrants to Purchaser that no bulk sales statutes promulgated by any Governmental Authority (“Bulk Sales Statutes”) apply as a result of the sale of any of the Properties. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all losses, costs, damages, expenses (including without limitation, court costs and reasonable attorney’s fees) and liabilities which may be sustained or incurred by Purchaser, and/or any and all claims, demands, suits, proceedings and causes of action which may be brought or raised against Seller or Purchaser, as a result of or arising from (i) any claim that Purchaser has any liability or obligations under the Bulk Sales Statutes (including without limitation, any tax obligations or liabilities (or interest or penalties connected therewith) of Seller) by reason of the transactions provided for herein; or (ii) the failure of Purchaser to withhold any of Seller’s unpaid tax obligations, liabilities, interest or penalties thereon from the Purchase Price or otherwise as required under any Bulk Sales Statutes; provided, however, that Seller shall not be liable for and have no indemnification obligations to Purchaser hereunder for any taxes that are the obligation of Lessee pursuant to the Lease.
(r)    Limitations on Seller’s Liability for Representations and Warranties. Seller’s liability for a misrepresentation or breach of warranty under this Agreement shall be subject to the following limitations:

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

(i)    Seller’s representations and warranties are for the personal benefit of the Purchaser and no such representation or warranty may be assigned to or enforced by any other Person, except any permitted assignee or any assignee consented to by Seller.
(ii)    Whenever a representation or warranty is made in this Agreement on the basis of the best knowledge or the actual knowledge of Seller or words of similar import, or whether Seller has received written notice, such representation or warranty is made with the exclusion of any facts disclosed to or otherwise actually know by Purchaser before the expiration of the Inspection Period, and is made solely on the basis of the actual, as distinguished from implied, imputed or constructive, knowledge on the date that such representation or warranty is made, of the applicable Property Representative for the relevant Property, whom Seller represents to be the representative of Seller having responsibility for the management and sale of the Property and accordingly the individual responsible for being informed of matters relevant to this Agreement, without independent investigation or inquiry, and without attribution to said applicable Property Representative of facts and matters otherwise within the personal knowledge of any other agent or employees of Seller or any other Person, and excluding, whether or not actually known by the applicable Property Representative, any matter actually known to Purchaser, in writing or otherwise, as of the expiration of the Inspection Period. Purchaser and Seller acknowledge that the individual(s) named above are named solely for the purpose of defining and narrowing the scope of the Seller’s and the Purchaser’s knowledge and not for the purpose of imposing any liability on or creating any duties running on the part of such individual(s). Purchaser and Seller covenant that no action of any kind will be brought against such individual(s) related to or arising out of this Agreement. Purchaser’s knowledge of a misrepresentation or breach of warranty by Seller shall not release Seller from liability for such breach or misrepresentation except as otherwise provided in paragraphs (iii) and (iv) below.
(iii)    If, before the Closing Date, Purchaser obtains actual knowledge that any of the Seller’s representations or warranties is inaccurate and Purchaser nonetheless proceeds with the Closing, Seller shall not have any liability for any such matter regarding which Purchaser had actual knowledge before the Closing Date.
(iv)    All representations and warranties of Seller made in this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the Closing Date, shall be true at and as of the Closing Date, and, together with the covenants made by Seller herein, shall survive Closing for a period of one (1) year.
(v)    Other than the representations and warranties set forth herein, neither Seller nor any other agent, partner, employee, or representative of Seller has made any representation or warranty regarding the physical condition of the Property, or any part thereof, or anything relating to the subject matter of this Agreement.
Section 4.02.     Purchaser. Purchaser represents and warrants to, and covenants with, Seller as follows:
(a)    Organization and Authority. Purchaser is duly organized, validly existing and in good standing under the laws of its state of formation. Purchaser has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and all of the other Transaction Documents to which it is a party and to carry out the Transaction. The Person who has executed this Agreement on behalf of Purchaser has been duly authorized to do so.
(b)    Enforceability of Documents. Upon execution by Purchaser, this Agreement and the other Transaction Documents to which it is a party, shall constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforcement may be

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally, or by general equitable principles.
(c)    Litigation. There are no actions or proceedings pending against or involving Purchaser before any Governmental Authority which in any way adversely affect or may adversely affect Purchaser or Purchaser’s ability to perform under this Agreement and the other Transaction Documents to which it is a party.
(d)    Satisfaction of Conditions Precedent. From the Effective Date through the Closing Date, Purchaser agrees to use its best efforts to satisfy all conditions set forth in Section 5.02 of this Agreement on or prior to the Closing Date.
(e)    Purchaser’s Investigation. As a material inducement to Seller to enter into this Agreement and to sell the Properties to Purchaser, Purchaser represents and warrants to Seller that Purchaser is a sophisticated investor with substantial experience in purchasing real property similar to the Properties and Purchaser will have the right to examine and inspect the physical nature and condition of the Properties, including environmental conditions.
All representations and warranties of Purchaser made in this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the Closing Date, shall be true at and as of the Closing Date, and, together with the covenants made by Purchaser herein, shall survive Closing for a period of one (1) year.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING
Section 5.01.     Purchaser’s Conditions to Closing. Purchaser shall not be obligated to close and fund the Transaction until the fulfillment (or written waiver by Purchaser) of all of the following conditions:
(a)    Seller and Lessee, as appropriate, shall have delivered to Purchaser or the Title Company, as applicable, the following items:
(i)    The Deeds;
(ii)    Such documents evidencing the legal status and good standing of Seller/Lessee that may be required by Purchaser and/or the Title Company for issuance of the Title Policies, including, without limitation, certificates of good standing;
(iii)    Fully executed originals of (A) the Lease, together with fully executed originals of memoranda thereof for all of the Properties (collectively, the “Memoranda of Lease”), (B) an Assignment of Warranties in the form of Exhibit D, attached hereto, or if not assignable, evidence satisfactory to Purchaser that it will receive coverage or protection acceptable to Purchaser for the matters covered by such warranties, in either case, to the extent required by Purchaser (the “Assignment of Warranties”), and all of the other Transaction Documents;
(iv)    Certificates evidencing the insurance coverage, limits and policies to be carried by Lessee under and pursuant to the terms of the Lease, on the forms and containing the information required by Purchaser, as landlord (“Lease Proof of Insurance”);
(v)    A certificate of an officer, manager or general partner, as applicable, of each Seller and Lessee, together with copies of each entity’s (A) articles of organization or certificate of formation, as applicable, amended to date; (B) operating agreement, bylaws or partnership agreement, as applicable, amended to date; (C) resolutions authorizing the Transaction and the execution of this Agreement and the other Transaction Documents, and identifying the

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

Person(s) authorized to execute this Agreement and the other Transaction Documents; and (D) original certificates of good standing or similar documents from the states in which each entity was organized or formed, and original certificates of qualification or similar documents from the state or states where the Properties are located;
(vi)    A duly executed affidavit from each Seller stating that such Seller is not a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and 1984 Tax Reform Act, in the form attached hereto as Exhibit C (collectively, “Non‑Foreign Seller Certificate”);
(vii)    Closing settlement statements approved by Seller and Purchaser to reflect the credits, prorations, and adjustments contemplated by or specifically provided for in this Agreement;
(viii)    To the extent not previously provided, the most recent financial statements available for the Seller Entities; and
(ix)    All documents required to be delivered by this Agreement and the other Transaction Documents and as may otherwise be required in order to fully and legally close this Transaction.
(b)    Purchaser shall have received the Title Commitments and the Title Company’s irrevocable commitment to insure title by means of the Title Policies.
(c)    There shall have been no material adverse change in the financial condition of Seller, Lessee or the Properties from the Effective Date.
(d)    All representations and warranties of Seller set forth herein shall have been true and correct in all respects when made, and all covenants, agreements and conditions required to be performed or complied with by Seller prior to or at the time of Closing in connection with the Transaction shall have been duly performed or complied with by Seller prior to or at such time or waived in writing by Purchaser.
(e)    No event shall have occurred or condition shall exist which would, upon the Closing Date, or, upon the giving of notice and/or passage of time, constitute a breach or default hereunder or under any other Transaction Document, or any other agreements between or among Purchaser, Seller, or Lessee.
(f)    Seller and Lessee shall have caused all leases and, unless otherwise agreed to in writing by Purchaser, all subleases of any or all of the Properties and any other documents affecting the Properties existing at Closing, at Purchaser’s sole option, to be cancelled as of the Closing Date or subordinated to the Lease pursuant to subordination agreements in form and substance satisfactory to Purchaser.
Upon the fulfillment or Purchaser’s written waiver of all of the above conditions, Purchaser shall deposit funds necessary to close this Transaction with the Title Company and this Transaction shall close in accordance with the terms and conditions of this Agreement. Unless otherwise agreed, all of the documents to be delivered at Closing shall be dated as of the Closing Date.
Section 5.02.     Seller’s Conditions Precedent to Closing. Seller shall not be obligated to close the Transaction until the fulfillment (or written waiver by Seller) of all of the following conditions:
(a)    Purchaser shall have delivered to the Title Company the Purchase Price, as adjusted pursuant to the requirements of this Agreement;
(b)    Purchaser shall have caused to be executed and delivered to the appropriate Persons fully executed originals of all Transaction Documents, including without limitation, the Lease, together with the

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

Memoranda of Lease and the Assignment of Warranties, as well as a Landlord’s Waiver/Agreement required by Seller’s lender to acknowledge and consent to a blanket first-priority lien on all of Seller/Lessee’s personal property at the Properties;
(c)    Purchaser and Seller shall have approved the Title Company settlement statements that reflect the credits, prorations, and adjustments contemplated by or specifically provided for in this Agreement;
(d)    Purchaser shall have delivered to Seller and/or the Title Company such other documents as may reasonably be required in order to fully and legally close this Transaction; and
(e)    All representations and warranties of Purchaser set forth herein shall have been true and correct in all respects when made, and all covenants, agreements and conditions required to be performed or complied with by Purchaser prior to or at the time of Closing in connection with the Transaction shall have been duly performed or complied with by Purchaser prior to or at such time or waived in writing by Seller.
(f)    No event shall have occurred or condition shall exist which would, upon the Closing Date, or, upon the giving of notice and/or passage of time, constitute a breach or default hereunder or under any Transaction Document, or any other agreements between or among Purchaser, Seller, or Lessee.
(g)    All covenants, agreements and conditions required to be performed or complied with by Purchaser prior to or at the time of Closing in connection with the Transaction shall have been duly performed or complied with by Purchaser or waived in writing by Seller prior to or at such time.
ARTICLE VI
DEFAULTS; REMEDIES
Section 6.01.     Default. Each of the following shall be deemed an event of default (each, an “Event of Default”):
(a)    If any representation or warranty of Seller or Purchaser set forth in this Agreement or any other Transaction Document is false in any material respect or if Seller renders any false statement;
(b)    If Seller or Purchaser fails to perform any of its obligations under this Agreement; or
(c)    If any Insolvency Event shall occur with respect to any Seller Entity or Purchaser.
Section 6.02.     Remedies. Upon any Event of Default, the non-defaulting party shall be entitled to exercise, at its option and as its sole and exclusive remedy, one of the following remedies:
(a)    The non-defaulting party may terminate this Agreement by giving written notice to the defaulting party and recover from the defaulting party all reasonable and verified out-of-pocket costs and expenses incurred by the non-defaulting party hereunder (including without limitation, the Transaction Costs, any other due diligence costs, and the reasonable and verified fees and costs of legal counsel or other advisors), in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination; or
(b)    The non-defaulting party may waive the Event of Default and proceed with the Closing.

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

ARTICLE VII
MISCELLANEOUS
Section 7.01.     Transaction Characterization.
(a)    The parties intend that (i) all components of the Transaction shall be considered a single integrated transaction and shall not be severable; and (ii) the Lease shall constitute a single master lease of all, but not less than all, of the Properties, unless the parties otherwise agree as provided for herein, and is a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties, and none of the Lease or Lessee’s rights, obligations or duties may be divided or otherwise allocated by Lessee among the Properties.
(b)    The parties intend that the conveyance of the Properties to Purchaser be an absolute conveyance in effect as well as form, and that the instruments of conveyance to be delivered at Closing shall not serve or operate as a mortgage, equitable mortgage, deed of trust, security agreement, trust conveyance or financing or trust arrangement of any kind, nor as a preference or fraudulent conveyance against any creditors of Seller. After the execution and delivery of the Deeds, Seller will have no legal or equitable interest or any other claim or interest in the Properties, other than the interest, if any, set forth in the Lease. The parties also intend for the Lease to be a true lease and not a transaction creating a financing lease, capital lease, equitable mortgage, mortgage, deed of trust, security interest or other financing arrangement, and the economic realities of the Lease are those of a true lease. Notwithstanding the existence of the Lease, neither party shall contest the validity, enforceability or characterization of the sale and purchase of the Properties by Purchaser pursuant to this Agreement as an absolute conveyance, and both parties shall support the intent expressed herein that the purchase of the Properties by Purchaser pursuant to this Agreement provides for an absolute conveyance and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.
(c)    Each of the parties hereto agrees that it will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to Governmental Authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 7.01.
Section 7.02.     Risk of Loss.
(a)    Condemnation. If, prior to Closing, action is initiated to take any of the Properties, or any portion thereof, by eminent domain proceedings or by deed in lieu thereof, Purchaser may elect at or prior to Closing, to (i) terminate this Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination, (ii) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an appropriate adjustment to the Purchase Price, and proceed to close with respect to the remaining Properties, or (iii)proceed to close, in which event all of Seller’s assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.
(b)    Casualty. Seller assumes all risks and liability for damage to or injury occurring to any of the Properties by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If any of the Properties, or any part thereof, suffers any damage prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to fully repair, Purchaser may elect at or prior to Closing, to (i) terminate this Agreement, in which event neither party will have any further obligations or liability hereunder, except for those obligations expressly stated to survive such termination, (ii) remove the applicable Property or Properties from the Properties to be conveyed hereunder, with an adjustment to the Purchase Price agreed upon between Seller and Purchaser, and proceed to close with respect to the remaining Properties, or (iii) consummate the Closing, in which event all of Seller’s right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expense and costs reasonably incurred by Seller to repair or restore

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

the Properties, which shall be payable to Seller upon Seller’s delivery to Purchaser of satisfactory evidence thereof), to the extent that the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at Closing, and Purchaser shall be entitled to a credit in the amount of Seller’s deductible at Closing.
(c)    Maintenance of the Properties and Insurance. From the Effective Date until Closing, Seller shall continue to maintain the Properties or cause the Properties to be maintained in good condition and repair, and shall continue to maintain or cause to be maintained all insurance for the Properties in the same or greater amounts, with the same or greater coverage, and subject to the same or lower deductibles as in existence as of the Effective Date.
Section 7.03.     Notices. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called “Notices”) shall be in writing and given by (a) hand delivery, (b) express overnight delivery service, (c) email transmission, or (d) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (i) receipt, if hand delivered, (ii) the next Business Day, if delivered by a reputable express overnight delivery service, (iii) receipt of confirmation of email, if delivered by email, or (iv) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or email addresses, as applicable) specified below:

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

If to Seller:
Bristol Metals, LLC
Specialty Pipe & Tube, Inc.
Palmer of Texas Tanks, Inc.
Manufacturers Chemicals, LLC
Manufacturers Soap & Chemical Company
Synalloy Corporation
4510 Cox Road, Suite 201
Glen Allen, VA 23060
Attention: Craig Bram
Email: cbram@synalloy.com

With a copy to:	LeClairRyan Attention: John C. Selbach, Esq. 919 East Main Street, Twenty-Fourth Floor Richmond, VA 23219 (804) 343-4388 Direct (804) 916-7288 Fax (804) 240-3578 Mobile John.Selbach@leclairryan.com
If to Purchaser:	STORE Capital Acquisitions, LLC 8501 E. Princess Drive, Suite 190 Scottsdale, AZ 85255 Attention: Michael T. Bennett Executive Vice President – General Counsel Email: mbennett@storecapital.com
With a copy to:	Kutak Rock LLP 1801 California Street, Suite 3000 Denver, CO 80202 Attention: Nathan Humphrey, Esq. Email: nathan.humphrey@kutakrock.com or to such other address or such other Person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the Person or Persons entitled to receive such Notice.
A copy of any Notice delivered pursuant to this Section shall also contemporaneously be delivered in the manner herein specified to any mortgagee or assignee of Purchaser’s interest which shall have duly notified Seller in writing of its name and address.
Section 7.04.     Assignment. Purchaser may assign its rights under this Agreement in whole or in part at any time to an Affiliate of Purchaser if the assignee assumes all liability and obligations of Purchaser under this Agreement and Seller and Escrow Agent are given written notice of such assignment (together with a copy of the instrument of assignment). Upon any unconditional assignment of Purchaser’s entire right and interest hereunder to

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

an Affiliate of Purchaser, Purchaser shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Purchaser contained herein. Seller shall not, without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole discretion, sell, assign, transfer, mortgage, convey, encumber or grant any easements or other rights or interests of any kind in the Properties, any of Seller’s rights under this Agreement or any interest in Seller, whether voluntarily, involuntarily or by operation of law or otherwise, including, without limitation, by merger, consolidation, dissolution or otherwise.
Section 7.05.     Indemnity. Seller shall indemnify, defend and hold harmless Purchaser and its Affiliates, and their respective officers, directors, shareholders, managers, members, employees, representatives, successors and assigns, as applicable (collectively, the “Indemnified Parties”), from and against any and all Losses of any nature arising from or connected with the ownership and operation of the Properties prior to the Closing Date. Without limiting the generality of the foregoing, such indemnity shall include, without limitation, any Losses incurred with respect to any engineering, governmental inspection and attorneys’ fees and expenses that the Indemnified Parties may incur by reason of any environmental condition and/or any representation or warranty set forth in Section 4.01(n) being false, or by reason of any investigation or claim of any Governmental Authority in connection therewith. The obligations under this Section 7.05(a) shall survive Closing for a period of three (3) years.
Section 7.06.     Brokerage Commission. Each of the parties represents and warrants to the other that neither party has dealt with, negotiated through or communicated with any broker in connection with this Transaction. Each party shall indemnify, defend and hold harmless the other party from and against any and all claims, loss, costs and expenses, including reasonable attorneys’ fees, resulting from any claims that may be made against the indemnified party by any broker claiming a commission or fee by, through or under such indemnifying party. The parties’ respective obligations under this Section 7.06 shall survive Closing or termination of this Agreement.
Section 7.07.     Reporting Requirements. The parties agree to comply with any and all reporting requirements applicable to the Transaction which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any Governmental Authority, and further agree upon request, to furnish the other party with evidence of such compliance.
Section 7.08.     Disclosures. Except as expressly set forth in Sections 7.07 and 7.16 and this Section 7.08 and as required by law or judicial action, prior to Closing neither Seller nor Purchaser will make any public disclosure of this Agreement or the other Transaction Documents, the Transaction or the provisions of the Transaction Documents without the prior consent of the other party hereto. The parties further agree that, notwithstanding any provision contained in this Agreement, any party (and each employee, representative or other agent of any party) may disclose to any and all Persons, without limitation of any kind, any matter required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Section 7.09.     Time is of the Essence. The parties hereto expressly agree that time is of the essence with respect to this Agreement. The Inspection Period, which is also the time period for examining and objecting to Title Commitments and Surveys, can be extended only by written amendment to this Agreement.
Section 7.10.     Non-Business Days. If the Closing Date or the date for delivery of a notice or performance of some other obligation of a party falls on a Saturday, Sunday or legal holiday in the state in which any Property is located, then the Closing Date or such notice or performance shall be postponed until the next Business Day.
Section 7.11.     Waiver and Amendment. No provision of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.
Section 7.12.     Limitation on Liability. Notwithstanding anything to the contrary provided in this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement and the Lease, that (a) there shall be absolutely no personal liability on the part of any director, officer, manager, member, employee or agent of either party with respect to any of the terms, covenants and conditions

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

of this Agreement, (b)  each party waives all claims, demands and causes of action against the other party’s directors, officers, managers, members, employees and agents in the event of any breach by such other party of any of the terms, covenants and conditions of this Agreement, and (c)  each party shall look solely to the assets of the other party for the satisfaction of each and every remedy in the event of any breach of any of the terms, covenants and conditions of this Agreement, such exculpation of liability to be absolute and without any exception whatsoever.
Section 7.13.     Headings; Internal References. The headings of the various sections and exhibits of this Agreement have been inserted for reference only and shall not to any extent have the effect of modifying the express terms and provisions of this Agreement. Unless stated to the contrary, any references to any section, subsection, exhibit and the like contained herein are to the respective section, subsection, exhibit and the like of this Agreement.
Section 7.14.     Construction Generally. This is an agreement between parties who are experienced in sophisticated and complex matters similar to the Transaction and the other Transaction Documents, is entered into by both parties in reliance upon the economic and legal bargains contained herein and therein, and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Seller and Purchaser were each represented by legal counsel competent in advising them of their obligations and liabilities hereunder.
Section 7.15.     Further Assurances. Each of the parties agrees, whenever and as often as reasonably requested so to do by the other party or the Title Company, to execute, acknowledge, and deliver, or cause to be executed, acknowledged, or delivered, any and all such further conveyances, assignments, confirmations, satisfactions, releases, instruments, or other documents as may be necessary, expedient or proper, in order to complete any and all conveyances, transfers, sales and assignments herein provided and to do any and all other acts and to execute, acknowledge and deliver any and all documents as so requested in order to carry out the intent and purpose of this Agreement.
Section 7.16.     Securitizations and Other Transactions. As a material inducement to Purchaser’s willingness to complete the transactions contemplated by this Agreement and the other Transaction Documents, Seller hereby acknowledges and agrees that Purchaser may, from time to time and at any time following Closing, (a) advertise, issue press releases, send direct mail or otherwise disclose information regarding the Transaction for marketing purposes; provided, however, Seller shall have a right to review such information at least ten days prior to disclosure; and (b) engage in all or any combination of the following, or enter into agreements in connection with any of the following or in accordance with requirements that may be imposed by applicable securities, tax or other laws: (i) subject to the terms of the Lease, the sale, assignment, grant, conveyance, transfer, financing, re-financing, purchase or re-acquisition of any Property, the Lease or any other Transaction Document, Purchaser’s right, title and interest in any Property, the Lease or any other Transaction Document, the servicing rights with respect to any of the foregoing, or participations in any of the foregoing, or (ii) a securitization and related transactions. Seller agrees to use all reasonable efforts and to cooperate fully with Purchaser with respect to all reasonable requests of Purchaser relating to the foregoing, which includes without limitation, with respect to the activities described in subsection (b), providing financial information, financial and other data, and other information and materials which would customarily be required by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to any of the foregoing. The provisions of this Section 7.16 shall survive the Closing.
Section 7.17.     Attorneys’ Fees. In the event of any controversy, claim, dispute or proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover all of its reasonable attorneys’ fees and other costs in addition to any other relief to which it may be entitled.
Section 7.18.     Entire Agreement. This Agreement and all other Transaction Documents, and all other certificates, instruments or agreements to be delivered hereunder and thereunder constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Seller and Purchaser with respect to the subject matter of this Agreement. Notwithstanding anything in this Agreement to the contrary, upon the execution and delivery of this Agreement by Seller and Purchaser, (a) this Agreement shall supersede any previous discussions, letters of intent, agreements and/or term or commitment letters relating to the Transaction, including without limitation, the Letter of Intent and any and all agreements related to confidentiality, exclusivity, non-competition, non-solicitation of employees, non-solicitation or pursuit of any

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

business opportunity represented by the Transaction, or any other term or condition which restricts any business activity of Purchaser or its affiliates, (b) the terms and conditions of this Agreement shall control notwithstanding that such terms are inconsistent with or vary from those set forth in any of the foregoing agreements, and (c) this Agreement may only be amended by a written agreement executed by Purchaser and Seller. The provisions of this Section shall survive the Closing.
Section 7.19.     Forum Selection; Jurisdiction; Venue. For purposes of any action or proceeding arising out of this Agreement, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the Commonwealth of Virginia. Seller consents that it may be served with any process or paper by registered mail or by personal service in accordance with applicable law. Furthermore, Seller waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this Section shall limit or restrict the right of Purchaser to commence any proceeding in the federal or state courts located in the state or states in which the Properties are located to the extent Purchaser deems such proceeding necessary or advisable to exercise remedies available under this Agreement.
Section 7.20.     Separability; Binding Effect; Governing Law. Each provision hereof shall be separate and independent, and the breach of any provision by Purchaser shall not discharge or relieve Seller from any of its obligations hereunder. Each provision hereof shall be valid and shall be enforceable to the extent not prohibited by law. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Subject to the provisions of Section 7.04, all provisions contained in this Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of each party hereto, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel, in each case to the same extent as if each successor and assign were named as a party hereto. This Agreement shall be governed by, and construed with, the laws of the applicable state or states in which the Properties are located, without giving effect to any state’s conflict of laws principles.
Section 7.21.     Survival. Except for the conditions of Closing set forth in Article V, which shall be satisfied or waived in writing as of the Closing Date, all representations, warranties, agreements, obligations and indemnities of Seller and Purchaser set forth in this Agreement shall survive the Closing.
Section 7.22.     Waiver of Jury Trial and Certain Damages. THE PARTIES HERETO SHALL AND THEY HEREBY DO INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND/OR ANY CLAIM OR INJURY OR DAMAGE RELATED THERETO. EACH PARTY FURTHER WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER PARTY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND/OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO.
Section 7.23.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page(s) to follow]

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.
PURCHASER:
STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company
By:
Name:
Title:

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.
SELLER:
BRISTOL METALS, LLC, a Tennessee limited liability company
By:
Name:
Title:

SPECIALTY PIPE & TUBE, INC., a Delaware corporation
By:
Name:
Title:

PALMER OF TEXAS TANKS, INC., a Texas corporation
By:
Name:
Title:

MANUFACTURERS CHEMICALS, LLC, a Tennessee limited liability company
By:
Name:
Title:

MANUFACTURERS SOAP & CHEMICAL COMPANY, a Tennessee corporation
By:
Name:
Title:

SYNALLOY CORPORATION, a Delaware corporation

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

By:
Name:
Title:

Exhibits:

A.	Defined Terms

B.	Property Addresses / Legal Descriptions

C.	Non-Foreign Seller Certificate
Assignment of Warranties

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

EXHIBIT A

DEFINED TERMS
The following terms shall have the following meanings for all purposes of this Agreement:
“Additional Title Objection” has the meaning set forth in Section 2.01(d)(ii).
“Affiliate” or any derivation thereof, means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, “controls”, “under common control with” and “controlled by” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.
“Assignment of Warranties” has the meaning set forth in Section 5.01(a)(iii).
“Bulk Sales Statutes” has the meaning set forth in Section 4.01(q).
“Business Day” means a day on which banks located in Scottsdale, Arizona are not required or authorized to remain closed.
“Closing” shall have the meaning set forth in Section 3.01.
“Closing Date” shall have the meaning set forth in Section 3.01.
“Closing Deadline” means five (5) Business Days following the expiration of the Inspection Period or any other date mutually agreed upon by Seller and Purchaser.
“Deeds” means those certain special warranty deeds whereby Seller conveys to Purchaser all of Seller’s right, title and interest in and to the Properties, free and clear of all Liens, restrictions, encroachments and easements, except the Permitted Encumbrances.
“Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.
“Environmental Liens” means all liens and other encumbrances imposed pursuant to any Hazardous Materials Law.
“Environmental Report” has the meaning set forth in Section 2.04.
“Event of Default” has the meaning set forth in Section 6.01.
“Governmental Authority” means the United States of America, any state or other political subdivision thereof, any other entity exercising executive, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.
“Hazardous Materials” includes: (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials, contaminants or pollutants, the presence of which causes any of the Properties to be in violation of any local, state or federal law or regulation, (including without limitation, any Hazardous Materials Law), or are defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances”, “contaminants”, “pollutants”, or words of similar import under any applicable local, state or federal law or under the regulations adopted, orders issued, or publications promulgated pursuant thereto, including, but not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; (ii) the Hazardous Materials

A-1
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

Transportation Act, as amended, 49 U.S.C. §1801, et seq.; (iii) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901, et seq.; and (iv) regulations adopted and publications promulgated pursuant to the aforesaid laws; (b) asbestos in any form which is friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (c) underground storage tanks; and (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.
“Hazardous Materials Laws” includes any and all federal, state and local laws, rules, regulations, statutes, and requirements pertaining or relating to the environmental condition of the Properties or to Hazardous Materials.
“Indemnified Parties” has the meaning set forth in Section 7.05.
“Insolvency Event” means (a) a Person’s (i) failure to generally pay its debts as such debts become due; (ii) admitting in writing its inability to pay its debts generally; or (iii) making a general assignment for the benefit of creditors; (b) any proceeding being instituted by or against any Person (i) seeking to adjudicate it a bankrupt or insolvent; (ii) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against any such Person, either such proceeding shall remain undismissed for a period of 120 days or any of the actions sought in such proceeding shall occur; or (c) any Person taking any corporate or other formal action to authorize any of the actions set forth above in this definition.
“Inspection Period” has the meaning set forth in Section 2.07.
“Inspections” has the meaning set forth in Section 2.07.
“Lease” has the meaning set forth in Section 1.03.
“Lease Proof of Insurance” has the meaning set forth in Section 5.01(a)(iv).
“Legal Requirements” has the meaning set forth in Section 4.01(e).
“Lessee” means Synalloy Corporation, a Delaware corporation.
“Letter of Intent” means that certain Letter of Intent dated June 22, 2016 between STORE Capital Corporation, on behalf of Purchaser, and Seller with respect to the Transaction, and any amendments or supplements thereto.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).
“Losses” means any and all claims, lawsuits, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, interest, charges, fees, expenses, judgments, decrees, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys’ fees, court costs and costs incurred in the investigation, defense and settlement of claims).
“Memoranda of Lease” has the meaning set forth in Section 5.01(a)(iii).
“Non-Foreign Seller Certificate” has the meaning set forth in Section 5.01(a)(vi).
“Notices” has the meaning set forth in Section 7.03.

A-2
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

“OFAC List” means the list of specially designated nationals and blocked Persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Legal Requirements, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List currently is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.
“Permitted Encumbrances” means (a) the lien of any real estate taxes, water and sewer charges, not yet due and payable; (b) those recorded easements, restrictions, liens and encumbrances set forth as exceptions in the Title Commitments and in the Title Policies to be issued by Title Company to Purchaser and approved by Purchaser in its sole discretion in connection with this Agreement; and (c) the Lease.
“Person” means any natural person, firm, corporation, partnership, limited liability company, other entity, state, political subdivision of any state, the United States of America, any agency or instrumentality of the United States of America, any other public body or other organization or association.
“Professional Fees” has the meaning set forth in Section 1.05.
“Property” or “Properties” has the meaning set forth in Section 1.01.
“Property Condition Reports” has the meaning set forth in Section 2.06.
“Purchase Price” means the amount specified in Section 1.02.
“Real Property” has the meaning set forth in Section 1.01.
“Seller Documents” has the meaning set forth in Section 2.02.
“Seller Entity” or “Seller Entities” means individually or collectively, as the context may require, Seller and Lessee and any Affiliate of Seller and Lessee.
“Surveys” has the meaning set forth in Section 2.03.
“Title Commitments” has the meaning set forth in Section 2.01(a).
“Title Company” means First American Title Insurance Company located at 2425 E. Camelback Road, Suite 300, Phoenix, Arizona 85016, Attention: Kristin Brown, National Commercial Services, or an alternative title insurance company selected by Purchaser.
“Title Objection” has the meaning set forth in Section 2.01(d)(i).
“Title Policies” has the meaning set forth in Section 2.01(a).
“Transaction” has the meaning set forth in Section 1.01.
“Transaction Costs” means all out‑of‑pocket costs and expenses incurred in connection with the Transaction, including but not limited to (a) the procurement, or if the same is provided by Seller, the update of, any Property Condition Report, Environmental Report, Survey, Title Commitments, Title Policies, all title policies and all endorsements required by Purchaser and its lender, (b) the Valuations, (c) any mortgagee’s title insurance policies required by Purchaser’s lender and any mortgage taxes, (d) all taxes (including stamp taxes and transfer taxes), escrow, closing, transfer and recording fees. Transaction Costs expressly exclude Professional Fees.
“Transaction Documents” means this Agreement, the Lease, the Memoranda of Lease, the Deeds, the Lease Proof of Insurance, the Non-Foreign Seller Certificates, the Assignment of Warranties any and all documents referenced

A-3
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

herein and therein, and such other documents, payments, instruments and certificates as are reasonably required by Purchaser and/or the Title Company.
“UST Regulations” means 40 C.F.R. § 298 Subpart H – Financial Responsibility, or any equivalent state law, with respect to petroleum underground storage tanks (as such term is defined under 40 C.F.R. § 290.12 or any equivalent state law).
“USTs” means any one or combination of tanks and associated product piping systems used in connection with storage, dispensing and general use of Hazardous Materials.
“Valuation” or “Valuations” has the meaning set forth in Section 2.05.
“Zoning Evidence” has the meaning set forth in Section 2.03.

A-4
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

EXHIBIT B

PROPERTY ADDRESSES / LEGAL DESCRIPTIONS
Street Addresses/Owners:

390 Bristol Metals Road, Bristol, TN 37620 (“BRISTOL”) / Bristol Metals, LLC
4285, Lot 2 (“CLEVELAND WAREHOUSE”) / Manufacturers Chemicals, LLC (“MC”) and 4325 Old Tasso Road, Cleveland, TN 37312 (“MC PRODUCTION FACILITY”) / Manufacturers Soap & Chemical Company
300 International Blvd, Fountain Inn, SC 29644 (“CRI”) / Synalloy Corporation
1701 North US Highway 385, Andrews, TX 79714 (“PALMER”) / Palmer of Texas Tanks, Inc., formerly owned by Lee-VAR Inc., a TX corporation; Synalloy purchased all stock of Lee-VAR, which owned the property; later changed name to Palmer of Texas Tanks, Inc.
3830/3838 Majestic Street, Houston, TX 77026 / Specialty Pipe & Tube, Inc. (acquired in 2014 by stock acquisition)
3600 Union Street, Mineral Ridge, OH 44440 / Specialty Pipe & Tube, Inc. (acquired in 2014 by stock acquisition)
Legal Descriptions: To be provided by Seller or Title Company.

4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

EXHIBIT C
NON‑FOREIGN SELLER CERTIFICATE
STATE OF        )
        ) ss:
COUNTY OF        )
_______________, being first duly sworn deposes and states under penalty of perjury:

1.	That he/she is a of ___________________, the transferor of the Property described on Schedule I attached hereto.

2.	That the transferor’s office address is at .

3.	That the United States taxpayer identification number for the transferor is ________________________.

4.	That the transferor is not a “foreign person” as that term is defined in Section 1445(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

5.	That the transferor is not a disregarded entity as defined in § 1.1445 2(b)(2)(iii) of the regulations promulgated under the Code.
This affidavit is given to ______________________, a Delaware limited liability company, the transferee of the Property described in paragraph 1 above, for the purpose of establishing and documenting the non-foreign affidavit exemption to the withholding requirement of Section 1445 of the Code. The transferor understands that this affidavit may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
________________________________
By: EXHIBIT – NOT FOR SIGNATURE_________
Name:
Title:

C-1
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

Subscribed and sworn to before me this _____ day of                                         , 2______.
Notary Public: __________________________
(SEAL)
My Commission Expires: _________________

C-2
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

Schedule I
to Non-foreign Seller Certificate
Street Addresses:

390 Bristol Metals Road, Bristol, TN 37620
4285/4325 Old Tasso Road, Cleveland, TN 37312
300 International Blvd, Fountain Inn, SC 29644
1701 North US Highway 385, Andrews, TX 79714
3830/3838 Majestic Street, Houston, TX 77026
3600 Union Street, Mineral Ridge, OH 44440

Legal Descriptions: To be provided by Seller or Title Company.

C-3
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

EXHIBIT D

ASSIGNMENT OF WARRANTIES
THIS ASSIGNMENT OF WARRANTIES (this “Assignment”), is made as of September __, 2016 by and between BRISTOL METALS, LLC, a Tennessee limited liability company, SPECIALTY PIPE & TUBE, INC., a Delaware corporation, PALMER OF TEXAS TANKS, INC., a Texas corporation, MANUFACTURERS CHEMICALS, LLC, a Tennessee limited liability company, MANUFACTURERS SOAP & CHEMICAL COMPANY, a Tennessee corporation, and SYNALLOY CORPORATION, a Delaware corporation (collectively, “Assignor”) and STORE _______________, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of ________, 201_, by and between Assignor and Assignee (the “Purchase Agreement”), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Purchase Agreement (collectively, the “Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement; and

WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee rights to all guaranties and warranties relating to the Property and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.    Assignment of Warranties. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under any and all guaranties and warranties in effect with respect to all or any portion of the Property as of the date hereof, if and only to the extent the same may be assigned or quitclaimed by Assignor without expense to Assignor. Assignee hereby accepts the foregoing assignment of guaranties and warranties.

2.    Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

3.    Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

D-1
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.
ASSIGNOR:
BRISTOL METALS, LLC, a Tennessee limited liability company
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:
SPECIALTY PIPE & TUBE, INC., a Delaware corporation
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:
PALMER OF TEXAS TANKS, INC., a Texas corporation
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:
MANUFACTURERS CHEMICALS, LLC, a Tennessee limited liability company
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:

D-2
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475

MANUFACTURERS SOAP & CHEMICAL COMPANY, a Tennessee corporation
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:

SYNALLOY CORPORATION, a Delaware corporation
By: EXHIBIT – NOT FOR SIGNATURE____
Name:
Title:

ASSIGNEE:
STORE _______________________, LLC, a Delaware limited liability company
By: EXHIBIT – NOT FOR SIGNATURE___
Name:
Title:

D-3
4848-2670-9558.6
STORE/Synalloy
Purchase and Sale Agreement
6 Properties in OH, SC, TN and TX
File No. 7210/02-475